SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                           FORM 8-K/A

                         CURRENT REPORT

                 Pursuant to Section 13 or 15(d)
             of the Securities Exchange Act of 1934


                               July 31, 1997
        Date of Report (date of earliest event reported)


Commission file number - 0-28830


                     The Metzler Group, Inc.
      (Exact name of Registrant as specified in its charter)


      Delaware                               36-4094854
(State or other jurisdiction of           (I.R.S. Employer
incorporation or organization)           Identification No.)


                  520 Lake Cook Road, Suite 500
                   Deerfield, Illinois  60015
   (Address of principal executive office, including zip code)



                         (847) 914-9100
      (Registrant's telephone number, including area code)




   The undersigned registrant hereby amends the following items, financial statements, exhibits, or other portions of its Current Report on Form 8-K, originally filed with Securities and Exchange Commission on August 14, 1997 as set forth in the pages attached hereto.

The required interim financial information shall be filed by the Company as soon as practible, but in no event shall such interim financial information be filed later than 60 days after the date of the the form 8-K filed on August 14, 1997.

Item 7.   Financial Statements and Exhibits.

     (a)  Financial Statements of Business Acquired.

The following Financial Statements of Resource Management
International, Inc. and Subsidiaries are attached:

Report of Independent Accountants

Consolidated Balance Sheet as of December 31, 1996

Consolidated Statement of Operations for the year ended December
31, 1996

Consolidated Statement of Stockholders' Equity for the year ended
December 31, 1996

Consolidated Statement of Cash Flows for the year ended December
31, 1996

Notes to the Consolidated Financial Statements

     (b)  Pro Forma Financial Information.

The following unaudited pro forma Financial Statements are attached:

Unaudited Pro Forma Condensed Combining Balance Sheet as of
December 31, 1996

Unaudited Pro Forma Condensed Combining Statement of Operations for the year ended December 31, 1996

Notes to Unaudited Condensed Combining Statements


     (c)  Exhibits.

23.1      Consent of Coopers & Lybrand LLP





             RESOURCE MANAGEMENT INTERNATIONAL, INC.
                        AND SUBSIDIARIES








               REPORT ON AUDIT OF CONSOLIDATED FINANCIAL
                    STATEMENTS FOR THE YEAR ENDED
                      DECEMBER 31, 1996





REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors
Resource Management International, Inc.
Rancho Cordova, California



We have audited the accompanying consolidated balance sheet of Resource Management International, Inc. and Subsidiaries as of December 31, 1996, and the related consolidated statements of operations, stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Resource Management International, Inc. and Subsidiaries at December 31, 1996, and the consolidated results of their operations and their cash flows for the year then ended, in conformity with generally accepted accounting principles.



                                        Coopers & Lybrand L.L.P.

Sacramento, California
July 31, 1997, except for
notes 2, 6 and 10 for which
the date is October 10, 1997



                Item 7 - FINANCIAL STATEMENTS AND EXHIBITS
                  Resource Management International, Inc.
                             And Subsidiaries
                         CONSOLIDATED BALANCE SHEET



                                       Dec. 31,
                                         1996

  ASSETS

Current assets:

  Cash                              $    749,479

Trade receivables, less allowance
for uncollectible                      8,392,134
Accounts of $590,000

Marketable equity securities
classified as available                   69,030
for sale and stated at fair value

Other current assets                     354,914
                                    ------------
     Total current assets              9,565,557

Property and equipment, net of
accumulated                            1,874,373
depreciation and amortization of
$5,505,794

Intangible Assets, net of
accumulated                              749,345
Amortization of $93,842
Other assets                             430,076
                                    ------------
      Total assets                  $ 12,619,351
                                   =============


  The accompanying notes are an integral part of the financial statements.


                Item 7 - FINANCIAL STATEMENTS AND EXHIBITS
                  Resource Management International, Inc.
                             And Subsidiaries
                         CONSOLIDATED BALANCE SHEET
                                       Dec. 31,
                                         1996
   LIABILITIES AND STOCKHOLDERS'
              EQUITY
Current liabilities:
  Book overdraft                     $   642,124
  Current portion of:
    Long-term debt                       202,201
    Obligations under capital             61,574
leases
    Accrued rent                         206,479
  Accounts payable and accrued         2,518,104
liabilities
  Accrued pension and profit
sharing plan contribution                900,799

  Income taxes payable                    36,163
  Deferred income taxes                2,323,330
                                    ------------
     Total current liabilities         6,890,774
Lines of credit                        1,590,133
Long-term debt, net of current         1,871,125
portion
Capital lease obligation, net of         113,317
current portion
Accrued rent, net of current             195,676
portion
Deferred income taxes                     68,935
                                     -----------
  Total liabilities                   10,729,960
                                     -----------
Minority interest in consolidated         17,093
subsidiary                           -----------
Mandatory redeemable preferred
stock of subsidiary                       99,595
                                     -----------
Commitments and contingencies
  (Notes 8, 15 and 16)

Stockholders' equity:
Common stock, no par value, Class A,
10,000 shares authorized, 1,953          480,200
shares issued and outstanding
Common stock, no par value, Class B,
10,000 shares authorized, 123            155,877
shares issued and outstanding
  Notes receivable from                 (69,677)
stockholders
  Unrealized holding gain                 12,472
  Retained earnings                    1,193,831
                                     -----------
     Total stockholders' equity        1,772,703
                                     -----------
 Total liabilities and              $ 12,619,351
stockholders' equity                ============


  The accompanying notes are an integral part of the financial statements.

                Item 7 - FINANCIAL STATEMENTS AND EXHIBITS
                  Resource Management International, Inc.
                             And Subsidiaries
                   CONSOLIDATED STATEMENT OF OPERATIONS
                   For the year ended December 31, 1996




                                    Dec. 31,
                                      1996
 Revenues                        $ 35,640,252
                                -------------
 Costs and expenses:
 Direct costs                      16,910,669
 Administrative salaries            7,241,998
 Pension and other benefits         4,958,231
 Equipment and office expense       5,028,119
 Outside services and
 administrative expenses            3,275,654
                                -------------
      Total costs and expenses     37,414,671
                                =============
      (Loss) from operations       (1,774,419)
                                -------------
 Other income (expense):
 Other                                 94,117
 Interest expense                    (444,555)
                                 ------------
      Total other income(expense)    (350,438)
                                 ------------
      Loss before provision for    (2,124,857)
       income taxes
 Income tax benefit                  (873,213)
                                 ------------
     Net loss                    $ (1,251,644)
                                =============



  The accompanying notes are an integral part of the financial statements.



                  Resource Management International, Inc.
                             And Subsidiaries
              CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
                            For the year ended
                             December 31, 1996


                                             Retained   Earnings


                                         Before        After
                                         Cumu-   Cumu- Cumu-
                           Notes         lative  lati  lative
                           Receiv Unrea  Trans-  ve    Trans-
             Commo  Commo  able   lized  lation  Tran  lation
             n      n      From   Holdi  Adjust- s-    Adjust-
             Stock  Stock  Stock- ng     ment    lati  ment    Total
             Class  Class  holder Gain           on
             A      B      s                     Admu
                                                 st-
                                                 ment
Balance,
December
31, 1995    363,400 244,877 (130,241) 14,725 2,834,709 -- 2,834,709 3,327,470

Common
Stock
issued:     150,000      --       --      --       --  --        --   150,000
Class A
(50shares)

Purchase of
common
stock:
Class A
(100shares) (33,200)     --       --      --  (266,800)-- (266,800) (300,000)
Class B
(50shares)       -- (89,000)      --      --  (128,500)-- (128,500) (217,500)

Notes
receivable       --      --   60,564      --        -- --       --    60,564
collected

Unrealized
holding
loss on
available-
for-sale-
securities       --      --       --   (2,253)      -- --       --    (2,253)

Net loss         --      --       --     --(1,251,644)--(1,251,644)(1,251,644)


Translation
adjustment,
net of           --      --       --       --        -- 6,066 6,066    6,066
income
taxes

Balance,  -------  ------- -------  ------ --------- ----- --------  ---------
December   480,200 155,877 (69,677) 12,472 1,187,765 6,066 1,193,831 1,772,703
31, 1996  =======  ======= =======  ====== ========= ===== ========  =========

  The accompanying notes are an integral part of the financial statements.


                Item 7 - FINANCIAL STATEMENTS AND EXHIBITS
         Resource Management International, Inc. and Subsidiaries
                   CONSOLIDATED STATEMENT OF CASH FLOWS
                   For the year ended December 31, 1996

                                   Dec. 31,
                                     1996
Cash flows from operating
activities:
 Net loss                        $(1,251,644)
 Adjustments to reconcile net
  loss to net cash
  provided by operations:
   Depreciation and amortization     851,867
   Loss on sale of property and
   equipment                          70,560
   Change in accrued rent           (105,015)
   Provision for bad debts           213,306
   Deferred taxes                   (851,521)
  Net change in operating assets
and liabilities net of effects
from acquisitions of businesses:
      Trade receivables            1,898,220
      Other assets                   132,562
      Income taxes payable          (167,063)
      Accounts payable and
      accrued liabilities           (400,669)
      Accrued pension and profit
      sharing plan contribution       10,799
                                  ----------
Net cash provided by operations      401,402
                                  ----------
Cash flows from investing
activities:
 Purchase of property and           (351,020)
 equipment
 Acquisition of businesses, net       (4,408)
 of cash received                -----------
Net cash used in investing          (355,428)
activities                       -----------
Cash flows from financing
activities:
 Proceeds from sale of common        150,000
 stock
 Repurchase of common stock         (517,500)
 Notes issued to stockholders        (15,000)
 Collection of notes receivable       75,564
 from stockholders
 Net borrowings on line of          (164,867)
 credit
 Borrowings on long-term debt      1,524,485
 Repayment of long-term debt      (1,221,564)
 Payments on capital lease           (32,593)
 obligations
 Increase in book                    642,124
 overdraft                        ----------
  Net cash provided by financing     440,649
  activities                      ----------
  Net increase in cash               486,623
Cash, beginning of year              262,856
                                  ----------
Cash, end of year                 $  749,479
                                  ==========
  The accompanying notes are an integral part of the financial statements.





             RESOURCE MANAGEMENT INTERNATIONAL, INC.
                        AND SUBSIDIARIES
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



1.  SIGNIFICANT ACCCOUNTING POLICIES:

                         Organization

    Resource Management International, Inc. (RMI) was incorporated in 1979 and provides professional consulting
    services   to    utilities  and  other  industries  throughout   the
    world. RMI is headquartered in Sacramento, California and has regional offices in various states within the United
    States, Denmark, Australia, Czech Republic, as well as a regional office in the Philippines.


                   Principles of Consolidation

     The   consolidated   financial   statements   include   the   accounts
     of   Resource   Management  International,   Inc.   and   its   wholly
     owned   subsidiaries:   Bookman-Edmonston   Engineering,   Inc.,   RMI
     Utility   Services,   Synergic   Resources   Corporation   (SRC)   and
     Synergic     Resources     Group     (SRC     Group)     (collectively
     Companies). SRC Group holds an eighty percent interest in Synergic Resources Corporation International (SRCI). SRCI's wholly woned subsid-iaries include SRCI ApS (Denmark) and SRCI Pty (Australia). SRCI also has an eighty-two percent interest in SRCI Cs (Czech Republic). The remaining minority interest was purchased in July 1997. All significant intercompany transactions have been eliminated in consolidation.


                     Property and Equipment


     Property and equipment are stated at cost and are depreciated using the straight-line and declining balance methods over estimated useful lives of three to forty years.
     Leasehold improvements are amortized over the shorter of the useful life or the term of the lease, generally three to seven years. Upon sale or retirement of property and equipment, the accounts are relieved of the cost and related depreciation or amortization, and any resulting gain or loss is included in the results of operations.



                        Intangible Assets

     Intangible   assets  consist  principally  of  goodwill   (excess   of
     purchase price over the fair value of net assets acquired) and covenants not to compete. Goodwill is being amortized on the straight-line method from ten to forty years. The non-compete covenants are recorded at cost and are being amortized over their respective terms of 33 to 72 months.


                              Cash

     The Companies maintain their cash accounts in several commercial banks. At December 31, 1996 the Companies had deposits with several financial institutions of $253,336 which exceeded the Federal Deposit Insurance Corporation insurable limit of $100,000. The Companies have not experienced losses on these deposits to date.

             RESOURCE MANAGEMENT INTERNATIONAL, INC.
                        AND SUBSIDIARIES
      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued



1.   SIGNIFICANT ACCOUNTING POLICIES, continued


                      Accounting Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates in which it is reasonably possible that there could be a change in the estimates in the near term include the calculation of contingency reserves and revenue recognized on long-term contracts.


                  Marketable Equity Securities

     The Companies account for their investments in accordance with Statement of Financial Accounting Standards (SFAS) No.
     115, Accounting for Certain Investments in Debt and Equity Securities. SFAS No. 115 requires that, except for debt securities classified as "held-to-maturity securities," investment in debt and equity securities should be reported at fair value. Debt and equity securities not classified as either "held-to-maturity securities" or "trading securities" are classified as "available-for-sale securities," with unrealized gains and losses excluded from earnings and reported as a separate component of stockholders' equity.


                       Revenue Recognition

     Revenue   from   consulting  contracts  is  generally  recognized   as
     services are provided and subcontract costs are incurred. Certain contracts are accounted for on the percentage of completion method whereby revenues are recognized based upon costs incurred in relation to total estimated costs at completion. Provision is made for the entire amount of
     estimated   losses,   if   any,   at  completion   of   contracts   in
     progress.


                          Income Taxes

    The Companies account for income taxes in accordance with SFAS No. 109, Accounting for Income Taxes, under which the liability method is used to compute deferred income taxes. Deferred income taxes reflect the future tax consequences of differences between the tax and book bases of assets and liabilities.


               Notes Receivable From Stockholders

     Notes issued in exchange for stock of RMI have been included as an offset to stockholders' equity.

             RESOURCE MANAGEMENT INTERNATIONAL, INC.
                        AND SUBSIDIARIES
      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


2.        SUBSEQUENT EVENT

     On July 31, 1997, the Company merged with The Metzler Group, Inc. (Metzler Group) whereby substantially all of the Company's Class A and Class B common stock was exchanged for common stock of Metzler Group. Subsequent to the merger, Metzler Group advanced the Company
     $3,624,006 to retire the line of credit (Note 6) and the term loan
     (Note 10) plus accrued interest. According to the written commitment from Metzler Group, the company is not obligated to repay the advance, in whole or in part, during the next eighteen months (after March 1999). In addition, Metzler Group intends to provide capital infusions in the normal course of operations, if and as needed.

     As a result of the above transaction, the lines of credit and long-term debt have been classified as long-term obligations.



3.        MARKETABLE EQUITY SECURITIES:

     At December 31, 1996, the Companies had the following equity securities classified as available-for-sale:

                                              1996

     Cost basis                           $ 59,525
     Gross unrealized holding gains         22,500
     Gross unrealized holding losses       (12,995)
                                         ---------
     Fair Value                           $ 69,030
                                         =========


4.   TRADE ACCOUNTS RECEIVABLE:

     Trade accounts receivable include the following (unbilled accounts receivable include $3,094,699 billed in January
     1997 for services performed in December 1996):


                                          1996

      Billed accounts receivable      $ 4,213,838
      Unbilled accounts receivable      4,178,296
                                      -----------
                                      $ 8,392,134
                                      ===========
5.   PROPERTY AND EQUIPMENT:

     Property and equipment as of December 31 consisted of:

                                        1996

     Land and buildings        $     370,000
     Furniture and fixtures        2,430,550
     Equipment                     3,292,597
     Leasehold improvements          865,499
     Transportation equipment        386,521
     Equipment under capital leases   35,000
                               -------------
                                   7,380,167
                               =============
     Less: accumulated
     depreciation
     and amortization             (5,505,794)
                               -------------
                                $  1,874,373
                               =============

             RESOURCE MANAGEMENT INTERNATIONAL, INC.
                        AND SUBSIDIARIES
      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued




6.   LINES OF CREDIT:

     The Companies have two lines of credit totaling $3,500,000.
     Amounts outstanding at December 31 are as follows:

                                                                 1996

     $2,500,000 line of credit, interest payable monthly at
     the bank's prime rate (8.25% at December 31, 1996)
     plus .375%, collateralized by substantially all assets,
     outstanding balance due on demand                        $ 590,133


     $1,000,000 line of credit, interest payable monthly at
     the bank's prime rate (8.25% at December 31, 1996)
     plus 1.0%, collateralized by substantially all assets,
     outstanding balance due on April 30,1997                 1,000,000
                                                             ----------
                                                           $  1,590,133
                                                             ==========

     Covenants under the line of credit and term loan agreements contain provisions that limit capital expenditures or incurrence of new debt or leases, require maintaining profitable operations, minimum levels of net worth, tangible net worth, and minimum ratio of current assets to current liabilities. At December 31, 1996, the Companies were not in compliance with all of these covenants and the balance due on April 30, 1997, was not paid.

     On July 31, 1997, the Company merged with The Metzler Group (Note 2). The lines of credit were paid in full from advances from The Metzler Group which are not due for repayment until after March 1999.

     At December 31, 1996, the Companies had letters of credit available of $800,000 of which $255,272 has been utilized.
     The letters of credit expired April 30,1997.


7.   INCOME TAXES:

     The components of income tax benefit for the year ended December 31, 1996, are as follows:
                                                   1996
               Current:
               Federal                     $   (32,677)
               State                             6,944
                                           -----------
                                               (25,733)
                                           -----------
               Deferred:
               Federal                        (548,015)
               State                          (299,465)
                                           -----------
                                              (847,480)
                                           -----------
               Total income tax benefit     $ (873,213)
                                           ===========


             RESOURCE MANAGEMENT INTERNATIONAL, INC.
                        AND SUBSIDIARIES
      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued



7.   INCOME TAXES, continued:

     Reconciliation of the differences between income taxes computed at Federal statutory tax rate and the effective income tax rate are as follows:

                                                     1996

          Federal tax rate                          (35.0)%
          State tax, net of federal benefit          (4.9)
          Permanent differences                       2.6
          Settlement of prior federal and
           state income tax returns and
           adjustment to prior year federal
           and state accruals including change
           in effective state tax rate               (3.8)
                                                    -------
                                                    (41.1)%
                                                    =======

     The state net operating loss carryforward of approximately
$85,000 expires in 2001.

     The net deferred tax assets and liabilities consist of the following at December 31, 1996:


     Deferred tax assets:                           1996

      Net operating loss carryforward           $   6,365
      State income taxes                          157,076
      Accrued rent                                201,240
      Alternative minimum tax credit carryforward  35,426
      Other                                         8,933
                                                 --------
                                                  409,040

      Valuation allowance                              --
                                                 --------
                                                  409,040
                                                 --------
     Deferred tax liabilities:

      Accrual to cash adjustment                2,509,306
      Depreciation and amortization                82,436
      Investment in partnerships                  200,532
      Unrealized holding gain on available
        for sale securities                         9,031
                                                ---------
                                                2,801,305
                                                ---------
                                              $ 2,392,265
                                              ===========
             RESOURCE MANAGEMENT INTERNATIONAL, INC.
                        AND SUBSIDIARIES
      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued



8.   LEASE COMMITMENTS:

     The Companies lease buildings and equipment under operating leases with initial or remaining noncancelable lease terms in excess of one year. Those operating lease agreements
     expire   through   2002  with  renewal  options   of   two   to   five
     years.   The  terms  of  the  leases  provide  for  fixed  or  minimum payments plus, in some cases, additional rents based on the consumer price index. The Companies are generally responsible for taxes, maintenance, insurance and related expenses. Following are future minimum rental payments required under operating leases as of December 31, 1996:

          Year ending December 31:

               1997                   $ 2,508,675
               1998                     2,193,416
               1999                     1,453,090
               2000                     1,390,449
               2001                     1,337,102
               Thereafter
               Future minimum
                rental payments            77,347
                                      -----------
                                      $ 8,960,079
                                      ===========

     Building and equipment rental expense under operating leases was $2,569,979 in 1996.


     The Companies also sublease some of these buildings to others under noncancelable operating leases. The leases expire through November 1998 without renewal options. Future minimum rentals to be received are as follows:


          Year ending December 31:

               1997                    $   89,832
               1998                        77,023
                                       ----------
                                        $ 166,855
                                       ==========

9.        RETIREMENT AND PROFIT SHARING PLANS:


     As   of  January  1,  1996,  the  Companies  maintained  three  profit
     sharing    plans (RMI    Profit   Sharing    Plan,    Bookman-Edmonston
     Profit   Sharing   Plan   and  Robert  E.  Meyer   Consultants,   Inc.
     Profit   Sharing   Plan)   and  two  money  purchase   pension   plans
     (RMI,   Inc.    Money   Purchase  Pension   Plan   and   RMI   Utility
     Services   Money   Purchase  Pension  Plan).    In   connection   with
     the   acquisition  of  SRC  Group  and  SRC  as  discussed   in   Note
     15, the Companies assumed the SRC Profit Sharing Plan.

     The Companies amended to suspend participation, cease benefit accruals and terminate the Robert E. Meyer
     Consultants, Inc. Profit Sharing Plan and the RMI, Inc. Money Purchase Pension Plan in 1996, and the SRC Profit Sharing Plan effective January 1, 1997. Eligible employees under these Plans became 100% vested upon termination.

        RESOURCE MANAGEMENT INTERNATIONAL, INC.
                        AND SUBSIDIARIES
      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued



9.   RETIREMENT AND PROFIT SHARING PLANS, continued:

     Effective July 1996, the Companies amended the RMI and Bookman-Edmonston Profit Sharing Plans converting these plans to the RMI, Inc. 401(k) and Profit Sharing Plan. Robert E. Meyer Consultants, Inc. employees also became eligible to participate in the RMI, Inc. 401(k) and Profit Sharing Plan. SRC employees became eligible to participate
     in   the   RMI,   Inc.  401(k)  and  Profit  Sharing  Plan   effective
     January 1, 1997.

     Under   the  RMI,  Inc.  401(k)  and  Profit  Sharing  Plan,  eligible
     employees   may  contribute  up  to  12%  of  their  compensation   to
     these plans and the Companies match a percentage of employees' contributions as determined by the Board of Directors. The Companies may also make an annual profit sharing contribution at their discretion. Employees are eligible to participate after age 21 and six months of service. After the second year of service, vesting of all contributions made by the Companies occur ratably at 20% per year.

     Prior   to   freezing   the plan,  under  the  SRC   Profit   Sharing
     Plan, eligible employees could contribute a portion of their compensation and the Companies matched up to 6% of the employees' contributions. The Companies could also make an annual profit sharing contribution at their discretion. Employees were eligible to participate after age 20-1/2 and twelve months of service. After the second year of service, vesting of all contributions made by the Companies occurred ratably at 20% per year.

     Prior to freezing the plan, under the RMI, Inc. Money Purchase Pension Plan, the Companies contributed the greater of 5.72% or the OASDI limit of the employees' total wages. Employees were eligible to participate after age 21 and six months of service.

     Under the RMI Utility Services Money Purchase Pension Plan, the Companies contribute the greater of 5.72% or the 0ASDI limit of the employees' total wages. Only union employees may participate and are eligible upon the date of employment and after the first year of service, contributions made by the Companies vest 100%.

     The Companies, as sponsors of the plans, use independent third parties to provide administrative services to the plans. The Companies have the right to terminate plans at any time.

     Pension and profit sharing expense for the year ended
     December 31, 1996 was $885,864.




             RESOURCE MANAGEMENT INTERNATIONAL INC.
                        AND SUBSIDIARIES
      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued



10.   LONG-TERM DEBT:

     Long-term debt at December 31 consists of the following:

                                                                  1996
      Term loan to bank, variable interest at the bank's
      prime rate (8.25% at December 31, 1996) plus 1.0%,
      collateralized by substantially all assets of the
      Companies, monthly principal and interest install-
      ments of $36,458, through April 2000                     $1,458,333


      Covenant not to compete, payable in equal monthly
      installments of $5,000 including imputed interest of
      10%, through December 1997                                   56,872


      Covenant not to compete, payable in equal annual
      installments of $60,000 plus interest of 4%,
      commencing July 1997 through July 2001                      300,000


      Covenants not to compete, payable in equal monthly
      installments from $3,220 to $3,864 plus interest of 6%,
      payable through May 1999                                     97,198


      Mortgage payable, interest at 10%, collateralized by
      land and building, payable in equal monthly
      installments of principal and interest of $2,095,
      due in 2001                                                 94,771

      Note payable to individual, interest at 10%, payable
      in two annual installments beginning June 1997,
      without collateral                                          66,152
                                                             -----------
                                                               2,073,326

      Less portion due within one year                           202,201
                                                             -----------
                                                              $1,871,125
                                                             ===========

      The company was not in compliance with certain debt covenants as described in Note 6. On July 31, 1997, the company merged with The Metzler Group (Note 2). The term loan to bank was paid in full from advances from The Metzler Group which are not due for repayment until after March, 1999.

             RESOURCE MANAGEMENT INTERNATIONAL, INC.
                        AND SUBSIDIARIES
      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued




10.   LONG-TERM DEBT, continued:


     Future aggregate annual maturities of long-term debt as of December 31, 1996, are as follows:

                1997                 $    202,201
                1998                      155,113
                1999                    1,557,555
                2000                       82,304
                2001                       76,153
                                    -------------
                                     $  2,073,326
                                    =============

11.       CAPITAL LEASE OBLIGATION:

     The Companies lease certain equipment under capital lease agreements which expire through May 2000. The Companies payments of principal and interest amount to $5,135 monthly. Future minimum payments under the capital lease agreements are as follows:

          Year ending December 31:

                1997                   $    61,614
                1998                        61,614
                1999                        61,614
                2000                        31,111
                                       -----------
                                           215,953

                Less interest portion      (41,062)
                                       -----------
                                           174,891

                Less current portion       (61,574)
                                       -----------
                                       $   113,317
                                       ===========

12.  RELATED-PARTY TRANSACTIONS:

     RMI leases office space from a company in which a related party holds a minority interest. Rent expenses amounted to $74,412 for the year ended December 31, l996.

             RESOURCE MANAGEMENT INTERNATIONAL, INC.
                        AND SUBSIDIARIES
      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued



13.  SUPPLEMENTAL NONCASH INVESTING AND FINANCING ACTIVITIES AND
     CASH FLOW INFORMATION:

     During 1996, RMI acquired Synergic Resources Corporation and Synergic Resources Group (Note 15). which included non-compete agreements with the former owners. RMI recorded the fair value of intangible assets and notes payable totaling $115,934.

     For the year ended December 31, 1996, there was an unrealized loss on investments which decreased marketable equity securities by $3,883 and increased net unrealized holding loss on available-for-sale securities by $2,253, net of deferred taxes of $1,630.

     Cash was paid during the year for:

                              1996

          Interest          $ 444,555
          Income taxes        215,842



14.       MANDATORY REDEEMABLE PREFERRED STOCK OF SUBSIDIARY:

     Mandatory     redeemable     preferred     stock     of     subsidiary
     represents   the   minority  shareholders   ownership   of   100%   of
     the   preferred  stock  of  SRCI.   SRCI  has  authorized  100  shares
     of    Series    A    Convertible   Noncumulative    Preferred    Stock
     (Preferred   Shares).   The  Preferred  Shares  are  convertible   into
     SRCI   common  stock  at  a  conversion  of  1:1  subject  in  certain
     circumstances,   to   anti-dilutive   adjustments.    The    Preferred
     Shares    are    convertible   at   the   holder's   discretion    and
     convert  automatically  in  the  case  of  1)  a  public  offering  of
     not   less  than  $5  per  share,  or  2)  upon  written  consent   of
     holders of not less than 50% of the then outstanding shares. Also, the Preferred Shares are redeemable at the option of the
     holder,   upon   30   day  written  notice,  at   a   purchase   price
     equal   to  the  greater  of  1)  the  fair  value  at  the  date   of
     notice   of   intent   to   redeem  or   2)   the   greater   of   the
     shareholders'  basis  in  the  Preferred  Shares  or  20%  of   pre-tax
     net   profits.    The   shareholders  are   entitled   to   additional
     consideration  of  20%  of  SRCI's  pre-tax  net  profits   for   each
     fiscal    year    beginning   after   February    1,    1996.     Each
     Preferred  Share  is  entitled  to  one  vote  per  share  of   SRCI's
     common   stock   into  which  the  Preferred  is   convertible.    The
     Preferred  shareholders  may  appoint  three  members  to   the   SRCI
     Board   of   Directors  and  participate  fully   in   all   dividends
     declared.    In   the   event   of   liquidation,   each   share    of
     Preferred  is  entitled  to  receive  in  preference  to  the   Common
     shareholders,   an   amount   equal  to  the   aggregate   amount   of
     royalty    payments   made   by   the   vendor   pursuant    to    the
     agreement.

             RESOURCE MANAGEMENT INTERNATIONAL INC.
                        AND SUBSIDIARIES
      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued



15.  BUSINESS ACQUISITIONS:

     In May 1996, RMI purchased the outstanding shares of Synergic Resources Corporation and Synergic Resources Group.
     The    acquired   companies   provide   consulting   and    technical
     research services to governmental agencies, public and private utilities, research institutions and industrial firms located throughout the world. RMI paid approximately $313,000 in cash for combined net assets of approximately $134,000. The acquisition has been accounted for by the purchase method of accounting. The excess of the purchase price over the fair value of net assets acquired has been recorded as goodwill which is being amortized on a straight-line basis over ten years. The operating results of the acquired companies are included in the Companies results of operations from the date of acquisition.

     Pursuant   to   the  purchase  agreement,  the  Company  entered   into
     employment    and   covenant   not   to   compete   agreements    with
     certain     officers    of    the    acquired    companies.      These
     agreements   provide   for   the   officers   to   receive    salaries
     totaling   approximately   $600,000   annually   through   May   1998,
     bonus    payments    totaling   $480,000   and    covenant    payments
     totaling   approximately   $120,000.   The   covenant   payments   are
     to  be  paid  out  with  interest  in  monthly  installments  over   a
     36-month period.



16.       CONTINGENCIES:

     During 1996 and 1995, five legal actions were brought against a subsidiary of RMI and several unrelated entities regarding the preparation of engineering reports. All cases are in the early stages of discovery. Management believes that the subsidiary acted in accordance with their contract and is not liable. Although it is too early to conclude on the outcome of these actions, management believes that it is unlikely that the outcome will have a material impact on the financial condition of the Companies. Management intends to defend these actions vigorously.



       UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS


The Metzler Group, Inc. (Metzler Group or the Company) completed its acquisition of Resource Management International, Inc. (RMI) on July 31, 1997 by exchanging 2,137,178 shares of the Company's common stock for substantially all of the outstanding common stock of RMI. The accompanying unaudited pro forma condensed combining balance sheet combines the Company's historical consolidated balance sheet and the balance sheet of RMI as if the transaction had been consummated on December 31, 1996, and the unaudited pro forma condensed combining statement of operations for the year ended
December 31, 1996 reflects the merger with RMI, applying the pooling-of-interests method of accounting. The unaudited pro forma condensed combining financial statements give effect to the issuance of the Company's common stock in exchange for substantially all the outstanding shares of common stock of RMI.

The unaudited pro forma condensed combining financial statements are presented for illustrative purposes only and do not purport to represent what the Company's results of operations or financial position would have been had the merger with RMI occurred on the dates indicated or for any future period or date, and are therefore qualified in their entirety by reference to and should be read in conjunction with the historical financial statements of the Company and RMI.


                     THE METZLER GROUP, INC.
                       PRO FORMA CONDENSED
               COMBINING BALANCE SHEET (UNAUDITED)
                     AS OF DECEMBER 31, 1996



                                Metzler                Pro
                                                      Forma
            ASSETS               Group       RMI     Adjustme  Pro Forma
                                                       nts

Current Assets:
Cash and cash equivalents   $  32,717,756 $   818,509 $    --     $33,536,265
Trade receivables               5,718,328   8,392,134      --      14,110,462

Other current assets              304,573     354,914      --         659,487
                            ------------- ----------- -----------  ----------
     Total current assets      38,740,657   9,565,557      --      48,306,214

Property and equipment, net       839,420   1,874,373      --       2,713,793
Other assets                          --    1,179,421      --       1,179,421
                            ------------- ----------- -----------  ----------
          Total assets      $  39,580,077 $12,619,351 $    --    $ 52,199,428
                            ============= =========== =========== ===========
LIABILITIES AND STOCKHOLDERS'
            EQUITY

Current Liabilities:
Current portion of notes
payable and other debt
obligations                  $ 1,932,514  $   905,899 $      --    $2,838,413
Accounts payable and
accrued liabilities            2,707,819    3,661,545        --     6,369,364
Deferred income taxes            100,000    2,323,330 (2,083,333)     339,997
                             -----------  ----------- -----------   ---------
  Total current liabilities    4,740,333    6,890,774 (2,083,333)   9,547,774


Notes payable and other debt
obligations, net of current
portion                           69,249    3,574,575         --    3,643,824

Deferred income taxes            525,000       68,935  2,083,333    2,677,267

Other liabilities and            138,501      312,364         --      450,865
deferrals
                              ----------   ----------  ---------- -----------
     Total liabilities         5,473,083   10,846,648         --   16,319,731

Total stockholders' equity    34,106,994    1,772,703         --   35,879,697
                             -----------   ----------  ---------- -----------
 Total liabilities
   and stockholders' equity $ 39,580,077 $ 12,619,351 $       --  $52,199,428
                            ============ ============ =========== ===========


                     THE METZLER GROUP, INC.
                  PRO FORMA CONDENSED COMBINING
               STATEMENT OF OPERATIONS (UNAUDITED)
              FOR THE YEAR ENDED DECEMBER 31, 1996



                                                   Pro
                         Metzler                  Forma
                          Group         RMI      Adjustments     Pro Forma

Revenue               $27,913,085 $ 35,640,252  $        --    $  63,553,337

Operating expenses     20,510,635   37,414,671                    57,925,306
                      ----------- -----------  -------------  --------------
Operating income (loss) 7,402,450   (1,774,419)          --        5,628,031

Other (income)
  expense, net           (277,160)     350,438           --           73,278
                      ----------- ------------ -------------  --------------
Income (loss) before
provision for income
taxes                    7,679,610  (2,124,857)          --        5,554,753

Income tax expense
(benefit)                  692,862    (873,213)          --         (180,351)
                      ------------ ------------ ------------- --------------
Net income(loss)      $  6,986,748 $(1,251,644)   $      --     $  5,735,104
                      ============ ============ ============= ==============


Pro forma income data:
Net income as
reported               $ 6,986,748                              $  5,735,104

Pro forma adjustments
to income tax expense   (1,799,403)                               (1,799,403)

Pro forma adjustments   (1,019,460)                               (1,019,460)
to compensation expense------------                              -----------

Pro forma net income   $ 4,167,885                              $  2,916,241
                       ============                             ============
Pro forma net income
per share                  $  0.39                                  $   0.23
                       ============                             ============

Shares used in
computing pro forma
net income
per share               10,564,618                 2,137,178      12,701,796


 See accompanying notes to unaudited pro forma condensed combining financial statements.



The Metzler Group, Inc.

Notes to Unaudited Pro Forma Condensed Combining Financial
Statements




Note A - Description of Business Combination

The accompanying unaudited condensed combining financial statements reflect all adjustments which, in the opinion of management, are necessary for fair presentation. All adjustments are of a normal recurring nature. All intercompany accounts and transactions have been eliminated. On July 31, 1997, the Company issued 2,137,178 shares of common stock for substantially all the outstanding common stock of RMI. Because this acquisition is being treated as a pooling of interests for accounting purposes, the Company's consolidated financial statements as of December 31, 1996 and for the year then ended are being restated to include RMI's assets, liabilities and operating results.



Note B - Basis of Presentation

The accompanying unaudited condensed combining financial statements reflect all adjustments which, in the opinion of management, are necessary for fair presentation. All adjustments are of a normal recurring nature. All intercompany accounts and transactions have been eliminated. On August 15, 1997, the Company issued 518,400 shares of common stock for substantially all the outstanding common stock of Reed Consulting Group, Inc.
(Reed). Because this acquisition is being treated as a pooling of interests for accounting purposes, the Company's consolidated financial statements as of December 31, 1996 and for the year then ended have been restated to include Reed's assets, liabilities and operating results.



Note C - Pro Forma Adjustments

The pro forma adjustment is a reclassification of the noncurrent liability associated with the built-in gain resulting from a change in the method of accounting used for tax purposes. The current portion of RMI's deferred tax liability as of December 31, 1996 included a liability of $2,509,306 for items presented on an accrual basis for financial purposes that were reported on a cash basis for tax purposes. Following the acquisition, RMI changed the method of accounting used for tax purposes from the cash basis to the accrual basis. The resulting built-in gain is payable in six equal annual installments.



EXHIBIT

23.1  CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inlcusion in Form 8K/A (to be filed on or about October 14, 1997) of our report dated July 31, 1997, except for Notes 2,6 and 10 for which the date is October 10, 1997, on our audit of the consolidated financial statements of Resource Management International, Inc. and Subsidiaries.

                                      /s/ Coopers & Lybrand L.L.P.

Sacramento, CA
October 14, 1997







SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  October 21, 1997           The Metzler Group, Inc.

                                 by: /s/ Robert P. Maher
                                    Robert P. Maher
                                    Chairman of the Board, President
                                    and Chief Executive Officer

                                 by: /s/ James F. Hillman
                                    James F. Hillman
                                    Chief Financial Officer